AMENDMENT NO. 12 TO FORBEARANCE AGREEMENT

This Amendment No. 12 to Forbearance Agreement (this “Amendment No. 12”), dated as of September 18, 2009 (the “Amendment Date”), is entered into by and among Morris Publishing Group, LLC (“MPG”) and Morris Publishing Finance Co. (“MPF”) (MPG and MPF, each an “Issuer” and together, the “Issuers”), each of the undersigned entities listed as guarantors (collectively, the “Guarantors”), and each of the undersigned holders of the 7% Senior Subordinated Notes due 2013 Notes (the “Notes”) and/or, to the extent not signing as a holder, their investment advisors or managers identified on Annex A hereto (collectively, the “Holders”).  Each capitalized term used herein and not otherwise defined herein shall have the meaning attributed to such term in the Existing Forbearance Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, on February 26, 2009, the Issuers, the Guarantors and the Holders entered into that certain Forbearance Agreement, dated as of February 26, 2009 (the “February 26 Forbearance Agreement”), as amended by that certain Amendment to Forbearance Agreement dated as of April 6, 2009 (the “April 6 Forbearance Amendment”), Amendment No. 2 to Forbearance Agreement dated as of April 23, 2009 (the “April 23 Forbearance Amendment”), Amendment No. 3 to Forbearance Agreement dated as of May 28, 2009 (the “May 28 Forbearance Amendment”), Amendment No. 4 to Forbearance Agreement dated as of June 12, 2009 (the “June 12 Forbearance Amendment”), Amendment No. 5 to Forbearance Agreement dated as of July 14, 2009 (the “July 14 Forbearance Amendment”), Amendment No. 6 to Forbearance Agreement dated as of July 31, 2009 (the “July 31 Forbearance Amendment”), Amendment No. 7 to Forbearance Agreement dated as of August 14, 2009 (the “August 14 Forbearance Amendment”), Amendment No. 8 to Forbearance Agreement dated as of August 21, 2009 (the “August 21 Forbearance Amendment”), Amendment No. 9 to Forbearance Agreement dated August 28, 2009 (the “August 28 Forbearance Amendment”), Amendment No. 10 to Forbearance Agreement dated September 4, 2009 (the “September 4 Forbearance Amendment”) and Amendment No. 11 to Forbearance Amendment dated September 11, 2009 (the “September 11 Forbearance Amendment”, and the February 26 Forbearance Agreement, as amended by the April 6 Forbearance Amendment, the April 23 Forbearance Amendment, the May 28 Forbearance Amendment, the June 12 Forbearance Amendment, the July 14 Forbearance Amendment, the July 31 Forbearance Amendment, the August 14 Forbearance Amendment, the August 21 Forbearance Amendment, the August 28 Forbearance Amendment, the September 4 Forbearance Amendment and the September 11 Forbearance Amendment, the “Existing Forbearance Agreement”), pursuant to which the Holders agreed, on the terms and subject to the conditions set forth therein, to forbear during the Forbearance Period from taking any Remedial Action under the Indenture and the Notes, and from directing the Indenture Trustee to exercise any such rights and remedies on their behalf resulting from the Existing Default and the Payment Default;

WHEREAS, on September 11, 2009, MPG, the Credit Parties, certain lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), entered into that certain Waiver No. 14 (‘Waiver No. 14”), pursuant to which the Administrative Agent agreed to waive certain defaults under the Credit Agreement;

WHEREAS, the Morris Companies have requested that the Holders continue to forbear from taking any Remedial Action under the Indenture and the Notes, and from directing the Indenture Trustee to exercise any such rights and remedies on the Holders’ behalf resulting from the Existing Default or the Payment Default; and

WHEREAS, subject to the terms and conditions set forth herein, the Holders have agreed to temporarily continue their forbearance.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Existing Forbearance Agreement.

From and after the time this Amendment No. 12 becomes effective in accordance with Section 2 hereof,

(a) the definition of “Forbearance Termination Event” in Section 1 of the Existing Forbearance Agreement shall be amended and restated in its entirety and shall read as follows:

(a)	the acceleration of the maturity of any obligations under the Credit Agreement;

(b)
Waiver No. 15, dated as of September 18, 2009, by and among MPG, MCC, Morris Communications Holding Company, LLC, Shivers Trading & Operating Company, MPG Newspaper Holding, LLC, certain subsidiary guarantors party thereto, certain lenders party thereto and the Administrative Agent (“Waiver No. 15”), relating to the Credit Agreement and/or the Morris Companies’ and MCC’s existing senior secured term and revolving credit facilities (the “Senior Secured Credit Facilities”) shall cease to be effective, whether as a result of termination, expiration in accordance with its terms or otherwise;

(c)
any amendment, waiver, supplementation or modification of Waiver No. 14 (except as a result of the execution of Waiver No. 15), or, following execution and effectiveness of Waiver No. 15, any amendment, waiver, supplementation or modification of Waiver No. 15, in any such case without the consent of each of the Holders;

(d)	the occurrence of a Default or Event of Default under the Indenture other than the Existing Default or the Payment Default;

(e)	the filing of a bankruptcy case, including, without limitation, a chapter 11 bankruptcy proceeding, by or with respect to any of the Morris Companies or any subsidiary thereof;

(f)	the breach of, or failure of the Morris Companies to comply with, Section 6(b) of this Agreement;

(g)	the failure of any representation or warranty made by the Morris Companies in this Agreement, or any amendments hereto, to be true and correct in all material respects as of the date when made;

(h)	the failure by the Morris Companies to comply with any term, condition, covenant or agreement contained in this Agreement, or any amendments hereto; or

(i)	5:00 p.m. EDT on September 25, 2009.

SECTION 2. Conditions to Effectiveness.  The effectiveness of this Amendment No. 12 shall be subject to the satisfaction of each of the following conditions:

(a) the Holders representing in the aggregate more than seventy-five (75) percent of the outstanding principal amount of the Notes shall have executed this Amendment No. 12;

(b) MPG, MCC and the Administrative Agent shall have executed Waiver No. 15, in form and substance acceptable to each of the Holders, and delivered a copy thereof to Stroock;

(c) the Holders shall have received a duly executed counterpart of this Amendment No. 12 from each Morris Company listed on the signature pages hereto;

(d) (1) each of the representations and warranties made by the Issuers and the Guarantors in the Indenture, the Existing Forbearance Agreement, the Notes, and any amendments thereto shall be true and correct in all material respects on and as of the Amendment Date as though made on and as of such date (unless any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date); and (2) no Default or Event of Default (except with respect to the Existing Default and the Payment Default) shall have occurred or be continuing as of the Amendment Date; and

(e) MPG shall have paid all outstanding fees and expenses of the Advisors.

SECTION 3. Representations of the Holders.  Each Holder severally (but not jointly) represents that, as of the date hereof: (i) it is the beneficial owner and/or investment advisor or manager of discretionary accounts for the holders or beneficial owners of the aggregate principal amount of the Notes listed opposite such Holder’s name on the disclosure schedule attached hereto as Schedule 1; and (ii) it has the power and authority to execute, deliver and perform this Amendment No. 12, either on its own behalf or on behalf of such holders or beneficial owners for which it acts as investment advisor or manager.

SECTION 4. Representations of the Issuers.  The Morris Companies represent that, as of the date hereof, since the Forbearance Effective Date, none of the Morris Companies or their Restricted Subsidiaries has (a) incurred any Liens, other than Permitted Liens in an aggregate amount not exceeding $10.0 million or as otherwise required under the Credit Agreement, or

(b) entered into any transaction that would be prohibited by Section 6(d) of the Existing Forbearance Agreement (as modified by the April 6 Forbearance Amendment) if entered into after the effective date of the April 6 Forbearance Amendment.

SECTION 5. Reference to and Effect Upon the Existing Forbearance Agreement.

(a) Except as specifically amended hereby, each of the Issuers, Guarantors and Holders hereby acknowledge and agree that all terms, conditions, covenants, representations and warranties contained in the Existing Forbearance Agreement, as amended hereby, and all rights and obligations of the Issuers, Guarantors and Holders therein, shall remain in full force and effect.  Each of the Issuers, Guarantors and Holders hereby confirms that the Existing Forbearance Agreement, as amended hereby, is in full force and effect and that none of the Issuers, Guarantors and Holders has any defenses, setoffs, recoupments, offsets, claims or counterclaims to the obligations under the Existing Forbearance Agreement, as amended hereby.

(b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment No. 12 shall not directly or indirectly (i) create any obligation to continue to defer any enforcement action after a Default or Event of Default, (ii) constitute a consent or waiver of any past, present or future violations of any provisions of the Existing Forbearance Agreement, as amended hereby or (iii) amend, modify or operate as a waiver of any provision of the Existing Forbearance Agreement, as amended hereby.  Except as expressly set forth herein, each of the Issuers, the Guarantors and the Holders, as applicable, reserves all of its or their respective rights, powers, and remedies under the Existing Forbearance Agreement, as amended hereby and/or applicable law.  All of the provisions of the Existing Forbearance Agreement, as amended hereby, are hereby reiterated, and if ever waived, reinstated.

SECTION 6. Costs and Expenses.  The Morris Companies agree to pay on demand all costs and expenses of the Holders in connection with the preparation, execution and delivery of this Amendment No. 12, including the reasonable fees, costs and expenses of Stroock as counsel for the Holders with respect thereto.

SECTION 7. Execution in Counterparts.  This Amendment No. 12 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed signature page to this Amendment No. 12 by facsimile transmission or otherwise transmitted or communicated by email shall be as effective as delivery of a manually executed counterpart of this Amendment No. 12.

SECTION 8. Integration.  The Existing Forbearance Agreement, as amended by this Amendment No. 12 and any agreements referred to herein constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, and may not be modified or amended except by a written instrument, signed by each of the parties hereto, expressing such amendment or modification; provided, however, that this Amendment No. 12 is not intended to in any way supersede or contradict the terms of the confidentiality agreements dated February 17, 2009 between MPG and each of Stroock and FTI Consulting, Inc.  Upon the effectiveness of this Amendment No. 12 as set forth in Section 2 hereof, this Amendment No. 12 shall be binding upon and inure to the benefit of the parties hereto and, subject to and in accordance with Section 13.10 of the Indenture, their respective successors.

SECTION 9. Severability.  Wherever possible, each provision of this Amendment No. 12 shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment No. 12 shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 12 or the Existing Forbearance Agreement.

SECTION 10. Survival.  Each of the covenants required to be performed by MPG, MCC or the Morris Companies or any of their respective Affiliates and Subsidiaries in the Existing Forbearance Agreement (as hereby amended) or this Amendment No. 12 shall remain in full force and effect until the earlier to occur of (i) the seventh (7th) Business Day (as defined in the Credit Agreement as of the date hereof) after the date on which any Forbearance Termination Date shall have occurred, or (ii) the principal of the Loans (x) is declared to be due and payable or (y) automatically becomes due and payable, in the case of clause (i) or (ii) above as provided for in Article VII of the Credit Agreement.

SECTION 11. Applicable Law.  This Amendment No. 12 shall be governed by and be construed and enforced in accordance with, the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law).

SECTION 12. Submission to Jurisdiction.  EACH OF THE ISSUERS, THE GUARANTORS AND THE HOLDERS HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE EXISTING FORBEARANCE AGREEMENT AS AMENDED HEREBY AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.  EACH OF THE ISSUERS, THE GUARANTORS AND THE HOLDERS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THAT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ISSUERS OR ANY GUARANTOR IN ANY OTHER JURISDICTION.

SECTION 13. Headings.  Section headings in this Amendment No. 12 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 12 for any other purposes.

SECTION 14. Confidentiality.  Each of the Morris Companies and each Holder (and their respective successors and assigns) shall not publicly disclose any information provided to them in connection with this Amendment No. 12, nor shall they publicly disclose Annex A or Schedule 1 to this Amendment No. 12 (collectively, the “Holder Information”), except: (1) in any legal proceeding relating to this Amendment No. 12, provided that the relevant Morris Company and/or Holder, as applicable, shall use its best efforts to maintain the confidentiality of Holder Information in the context of any such proceeding; (2) to the extent required by applicable law, rules, regulations promulgated thereunder, or obligations, including, without limitation, U.S. federal securities laws, as determined after consultation with legal counsel; (3) in response to an oral question, interrogatory, request for information or documents, subpoena, civil investigative demand or other process, or a request from a government agency, regulatory authority or securities exchange; (4) that MPG may summarize this Amendment No. 12 in connection with a Form 8-K filing (in lieu of filing this Amendment No. 12 as an exhibit thereto); (5) that MPG may include this Amendment No. 12 as an exhibit to the Company’s Form 10-Q for the third quarter of 2009; provided, however, that MPG shall not include Annex A or Schedule 1 in any such filing and shall only disclose Annex A or Schedule 1 if specifically required to do so by the Securities and Exchange Commission (“SEC”) after taking all reasonable steps to resist disclosure, including requesting that each of Annex A and Schedule 1 be accorded confidential treatment by the SEC; and (6) that the Morris Companies may provide a copy of this Amendment No. 12 (which copy shall not include Annex A or Schedule 1) to the Administrative Agent and the lenders under the Credit Agreement, provided that in the case of clauses (2), (3) or (5) above, the disclosing party provides notice to the applicable Holder (promptly upon receipt of the subpoena or request so that the Holder may seek an appropriate protective order or waive the relevant Morris Company’s requirement for compliance with this Section 14), unless such notice would be prohibited by law.  The Morris Companies will not oppose any reasonable action by the applicable Holder to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Holder Information and the information contained therein.  If the applicable Holder chooses to oppose the production of such information, it does so at its own expense.  Responding to any such subpoena or other request, after providing notice as set forth herein, shall not be deemed to be a breach of any provision of this Amendment No. 12.  Notwithstanding anything to the contrary in this Section 14, the Morris Companies may: (i) disclose the aggregate principal amount of Notes held by the Holders executing this Amendment No. 12, taken as a whole and without reference to the names of the Holders constituting such amount; and (ii) provide the Indenture Trustee with the executed copy of this Amendment No. 12 that includes the individual signature pages of each of the Holders, but only in the event that the Morris Companies first obtain the Indenture Trustee’s written consent not to publicly disclose any information relating to the individual holdings of each Holder.

[SIGNATURE PAGES FOLLOW]

NY 72307223

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 12 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MORRIS PUBLISHING GROUP, LLC

By:	/s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

MORRIS PUBLISHING FINANCE CO.

By:	/s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

YANKTON PRINTING COMPANY

By:	/s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

BROADCASTER PRESS, INC.

By:	/s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

THE SUN TIMES, LLC

By:	/s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

HOMER NEWS, LLC

By:	/s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

NY 72187923

LOG CABIN DEMOCRAT, LLC

By:	/s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

ATHENS NEWSPAPERS, LLC

By:	/s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

SOUTHEASTERN NEWSPAPERS COMPANY, LLC

By:	/s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

STAUFFER COMMUNICATIONS, INC.

By:	/s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

FLORIDA PUBLISHING COMPANY

By:	/s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

NY 72187923

SOUTHWESTERN NEWSPAPERS COMPANY, L.P.

By: Morris Publishing Group, LLC, its general partner

By:	/s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

THE OAK RIDGER, LLC

By:	/s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

MPG ALLEGAN PROPERTY, LLC

By:	/s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance

MPG HOLLAND PROPERTY, LLC

By:	/s/ Craig S. Mitchell
Name: Craig S. Mitchell
Title: Senior Vice President of Finance